Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2009	2008	2009	2008
Net revenue	$150,904	$154,273	$462,874	$455,168
Operating expenses:
Personnel expense	50,862	50,520	153,644	150,060
Medical supplies expense	44,995	42,757	131,457	123,155
Bad debt expense	12,547	10,235	34,558	31,852
Other operating expenses	31,441	29,555	96,022	88,996
Pre-opening expenses	754	149	1,340	643
Depreciation	7,858	7,505	23,258	22,535
Amortization	230	149	589	411
(Gain) loss on disposal of property, equipment and other assets	(26)	225	138	391

Total operating expenses	148,661	141,095	441,006	418,043

Income from operations	2,243	13,178	21,868	37,125
Other income (expenses):
Interest expense	(1,151)	(3,862)	(5,339)	(11,658)
Loss on early extinguishment of debt	—	—	(6,702)	—
Interest and other income	52	284	218	1,930
Equity in net earnings of unconsolidated affiliates	2,265	2,636	7,044	6,842

Total other income (expense)	1,166	(942)	(4,779)	(2,886)

Income from continuing operations before minority interest and income taxes	3,409	12,236	17,089	34,239
Minority interest share of earnings of consolidated subsidiaries	(2,287)	(3,865)	(9,703)	(12,644)

Income from continuing operations before income taxes	1,122	8,371	7,386	21,595
Income tax expense	536	3,469	2,998	8,917

Income from continuing operations	586	4,902	4,388	12,678
(Loss) income from discontinued operations, net of taxes	(90)	6,870	3,936	7,843

Net income	$496	$11,772	$8,324	$20,521

Earnings per share, basic
Continuing operations	$0.03	$0.25	$0.22	$0.62
Discontinued operations	(0.00)	0.35	0.20	0.38

Earnings per share, basic	$0.03	$0.60	$0.42	$1.00

Earnings per share, diluted
Continuing operations	$0.03	$0.25	$0.22	$0.62
Discontinued operations	(0.00)	0.35	0.20	0.38

Earnings per share, diluted	$0.03	$0.60	$0.42	$1.00

Weighted average number of shares, basic	19,733	19,524	19,665	20,415
Dilutive effect of stock options and restricted stock	—	107	56	89

Weighted average number of shares, diluted	19,733	19,631	19,721	20,504

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	June 30,	September 30,
	2009	2008
	(Unaudited)
Current assets:
Cash and cash equivalents	$42,857	$93,836
Restricted cash	3,166	3,154
Accounts receivable, net	76,205	83,875
Income tax receivable, net	3,940	3,091
Medical supplies	18,335	15,479
Deferred income tax assets	7,600	9,769
Prepaid expenses and other current assets	12,235	9,796
Current assets of discontinued operations	10,052	20,776

Total current assets	174,390	239,776
Property and equipment, net	370,418	323,729
Investments in affiliates	13,261	15,285
Goodwill	60,174	60,174
Other intangible assets, net	5,974	6,063
Other assets	13,167	8,378
Long-term assets of discontinued operations	—	51

Total assets	$637,384	$653,456

Current liabilities:
Accounts payable	$40,613	$41,642
Accrued compensation and benefits	17,980	16,872
Other accrued liabilities	25,793	24,054
Current portion of long-term debt and obligations under capital leases	19,133	31,920
Current liabilities of discontinued operations	9,560	10,184

Total current liabilities	113,079	124,672
Long-term debt	104,683	115,628
Obligations under capital leases	4,111	2,087
Deferred income tax liabilities	12,267	12,352
Other long-term obligations	6,882	4,454

Total liabilities	241,022	259,193

Minority interest in equity of consolidated subsidiaries	18,737	24,667

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 21,691,780 issued and 19,737,419 outstanding at June 30, 2009; 21,553,054 issued and 19,598,693 outstanding at September 30, 2008	216	216
Paid-in capital	455,346	455,494
Accumulated deficit	(32,814)	(41,138)
Accumulated other comprehensive loss	(326)	(179)
Treasury stock, at cost; 1,954,361 shares at June 30, 2009 1,954,361 shares at September 30, 2008	(44,797)	(44,797)

Total stockholders’ equity	377,625	369,596

Total liabilities and stockholders’ equity	$637,384	$653,456

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
Statement of Operations Data:
Net revenue	$150,904	$154,273	(2.2)%	$462,874	$455,168	1.7%
Adjusted EBITDA (1)	$11,290	$22,747	(50.4)%	$49,261	$66,568	(26.0)%
Income from operations	$2,243	$13,178	(83.0)%	$21,868	$37,125	(41.1)%
Income from continuing operations	$586	$4,902	(88.0)%	$4,388	$12,678	(65.4)%
Earnings per share from continuing operations, basic	$0.03	$0.25	(88.0)%	$0.22	$0.62	(64.5)%
Earnings per share from continuing operations, diluted	$0.03	$0.25	(88.0)%	$0.22	$0.62	(64.5)%

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
Selected Operating Data (a):
Number of hospitals	7	7		7	7
Licensed beds ( c )	588	449		588	449
Staffed and available beds ( d )	542	449		542	449
Admissions ( e )	6,352	7,384	(14.0)%	20,152	22,380	(10.0)%
Adjusted admissions ( f )	10,284	10,341	(0.6)%	30,714	30,979	(0.9)%
Patient days ( g )	25,482	27,132	(6.1)%	78,681	81,853	(3.9)%
Adjusted patient days ( h )	41,174	38,105	8.1%	120,106	113,790	5.6%
Average length of stay (days) ( i )	4.01	3.67	9.3%	3.90	3.66	6.6%
Occupancy ( j )	51.7%	66.4%		53.2%	66.5%
Inpatient catheterization procedures ( k )	3,071	3,961	(22.5)%	10,069	12,244	(17.8)%
Inpatient surgical procedures ( l )	2,045	2,260	(9.5)%	6,133	6,332	(3.1)%
Hospital net revenue	$141,665	$144,676	(2.1)%	$436,457	$426,300	2.4%

Combined Operating Data (b):
Number of hospitals	9	9		9	9
Licensed beds ( c )	755	676		755	676
Staffed and available beds ( d )	705	612		705	612
Admissions ( e )	9,187	9,879	(7.0)%	28,917	30,179	(4.2)%
Adjusted admissions ( f )	14,979	14,512	3.2%	44,849	43,838	2.3%
Patient days ( g )	33,885	34,819	(2.7)%	105,350	106,614	(1.2)%
Adjusted patient days ( h )	54,810	50,722	8.1%	162,387	153,697	5.7%
Average length of stay (days) ( i )	3.69	3.52	4.8%	3.64	3.53	3.1%
Occupancy ( j )	52.8%	62.5%		54.7%	63.6%
Inpatient catheterization procedures ( k )	3,786	4,814	(21.4)%	12,427	14,624	(15.0)%
Inpatient surgical procedures ( l )	2,618	2,842	(7.9)%	7,951	8,287	(4.1)%
Hospital net revenue	$182,058	$183,446	(0.8)%	$558,548	$545,892	2.3%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE - RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and nine months ended June 30, 2009 and 2008.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2009	2008	2009	2008
	(in thousands)		(in thousands)
Income from continuing operations	$586	$4,902	$4,388	$12,678
Add:
Income tax expense	536	3,469	2,998	8,917
Minority interest share of earnings of consolidated subsidiaries	2,287	3,865	9,703	12,644
Equity in net earnings of unconsolidated affiliates	(2,265)	(2,636)	(7,044)	(6,842)
Interest and other income	(52)	(284)	(218)	(1,930)
Loss on early extinguishment of debt	—	—	6,702	—
Interest expense	1,151	3,862	5,339	11,658
(Gain) loss on disposal of property, equipment and other assets	(26)	225	138	391
Amortization	230	149	589	411
Depreciation	7,858	7,505	23,258	22,535
Pre-opening expenses	754	149	1,340	643
Share-based compensation expense	231	1,541	2,068	5,463

Adjusted EBITDA	$11,290	$22,747	$49,261	$66,568

The following table reconciles Adjusted EPS with MedCath’s diluted earnings per share from continuing operations as derived directly from MedCath’s consolidated financial statements for the three months ended June 30, 2009.

Diluted earnings per share	$0.03
Add:
DSH adjustments	0.08
Medicaid reimbursement charges	0.01
Professional fees for internal control assessment	0.03
Settlement of Medicare claims	0.03
Severance expense	0.01
Share-based compensation expense	0.01
Pre-opening expense	0.02

Adjusted diluted earnings per share	$0.22